Security Equity Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2011
to the Prospectus Dated February 1, 2011

The following information supplements and amends the information in the Prospectus regarding Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund:

Effective until approximately February 22, 2011, at which time the transfer agent of the Funds will change (See Custodians, Transfer Agent and Dividend-Paying Agent, in the Statement of Additional Information), the Prospectus is amended and supplemented as follows:

For each of Rydex | SGI Large Cap Value, Rydex | SGI Large Cap Core, Rydex | SGI All Cap Value, Rydex | SGI Alpha Opportunity, Rydex | SGI Global, Rydex | SGI Mid Cap Value, Rydex | SGI Small Cap Growth, Rydex | SGI Small Cap Value, Rydex | SGI Large Cap Concentrated Growth, and Rydex | SGI Mid Cap Growth (the “Series”), the Shareholder Fees Table in each Series’ Fees and Expenses Section is substituted with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B1	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	Closed to new subscriptions	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5%	1%
1 Class B shares are not available in Rydex | SGI All Cap Value and Rydex | SGI Small Cap Value.

The Sections “Buying Shares – Class A Shares – Rights of Accumulation – State of Intention,” beginning on page 55 of the Prospectus is substituted with the following:

Class A Shares — Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund’s NAV next calculated after the order is received in good order and accepted by the Funds or an authorized financial intermediary, plus the sales charge set forth below. The NAV, plus the sales charge, is the “offering price.” A Fund’s NAV is generally calculated as of the close of trading on each day the New York Stock Exchange (NYSE) is open (usually 4:00 p.m. Eastern Standard Time).

	Sales Charge
Amount of Order (Offering Price)	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more*	None	None
*Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days.
Furthermore, Class A shares of a Fund may be purchased without a sales charge by certain funds of funds within the Funds’ group of investment companies or when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed.
The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other authorized financial intermediaries.
For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (i) the amount purchased is measured with respect to the offering price of the shares, and (ii) the term “Purchaser“ includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation. To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.
Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds and Class A shares of other Funds in those states where shares of the Fund being purchased are qualified for sale.

Statement of Intention. A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds and other Rydex | SGI Funds. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.
A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

The Sections entitled “Class C Shares,” “Class C Distribution Plan”, and “Waiver of Deferred Sales Charge,” beginning on page 58 of the Prospectus are substituted with the following:

Class C Shares — Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund’s NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund’s NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).
Class C shares are not subject to a deferred sales charge unless redeemed within one year from the date of purchase. In such event, Class C shares are subject to a 1.00% sales charge. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled “Waiver of Deferred Sales Charge.”

Class C Distribution Plan — The Funds have adopted a Class C Distribution Plan that allows each of the Funds to pay certain fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Funds’ Class C shares. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost an investor more than paying other types of sales charges.

Waiver of Deferred Sales Charge — The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

●	Upon the death of the shareholder if shares are redeemed within one year of the shareholder’s death

●	Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

●	In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code (“Code”)

●	In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Code for:

➢	returns of excess contributions to the plan

➢	retirement of a participant in the plan

➢	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

➢	financial hardship (as defined in regulations under the Code) of a participant in a plan

➢	termination of employment of a participant in a plan

➢	any other permissible withdrawal under the terms of the plan.

Please Retain This Supplement for Future Reference